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                                                                    EXHIBIT 2.3

        FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA
        [DATE]
      C15064-94
      ---------


                              CERTIFICATE OF AMENDMENT
                        To THE ARTICLES OF INCORPORATION OF
                          ENERGY DRILLING INDUSTRIES, INC.

     We, the undersigned, Daniel Dror, President, and Rebekah Laird-Ruthstrom, Assistant Secretary, of Energy Drilling Industries, Inc., a Nevada corporation (the "Corporation), do hereby certify:

                                          I

          Pursuant to Section 78.315 of the Nevada Revised Statutes, the Board of Directors of the Corporation by their Unanimous Written Consent, dated May 14, 1998, adopted a resolution to amend the Corporation's Articles of Incorporation as follows:

          Article I is hereby amended to read as follows:

          The name of the Corporation is "American International Industries, Inc.".

                                         II

          That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 51,977,060, and that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                                       /s/ Daniel Dror
                                       ---------------------------------
                                       Daniel Dror, President



                                       /s/ Rebekah Laird-Ruthstrom
                                       ---------------------------------
                                       Rebekah Laird-Ruthstrom, Asst. Secretary

STATE OF TEXAS           )
                         )
COUNTY OF GALVESTON      )

     On the 17th day of June 1998, personally appeared before me, a Notary Public, Daniel Dror, who acknowledged that he is President of Energy Drilling Industries, Inc. and that he is authorized to and did execute the above instrument.


                                       /s/ Jackie Hart
                                       ---------------------------------
                                       NOTARY PUBLIC

                                                  ----------------------------
                                                  [SEAL]      JACKIE HART
                                                             NOTARY PUBLIC
                                                            State of Texas
                                                         Comm. Exp. 06-05-2000
                                                  ----------------------------
STATE OF TEXAS           )
                         )
COUNTY OF GALVESTON      )


     On the 17th day of June 1998, personally appeared before me, a Notary Public, Rebekah Laird-Ruthstrom who acknowledged that she is Assistant Secretary of Energy Drilling Industries, Inc. and that she is authorized to and did execute the above instrument.

                                       /s/ Jackie Hart
                                       ---------------------------------
                                       NOTARY PUBLIC

                                                  ----------------------------
                                                  [SEAL]      JACKIE HART
                                                             NOTARY PUBLIC
                                                            State of Texas
                                                         Comm. Exp. 06-05-2000
                                                  ----------------------------